Exhibit (g)(1)(d)

EXECUTION COPY

EXHIBIT 1

To Domestic Custody Agreement Between JPMorgan Chase Bank, N.A. (“Bank”)

and ProShares Trust (“ProShares”), dated as of May 25, 2006 as amended through April 7,

2011 (the “Agreement”), and as amended by

AMENDMENT #22 dated as of December 30, 2011

The following are the lists of funds and corresponding fee schedules for which Bank shall provide services in accordance with the Agreement. This Exhibit replaces in its entirety Exhibit 1 and the corresponding fee schedules of the Agreement. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect.

PROSHARES TRUST PORTFOLIOS

THAT ARE PARTIES TO THIS CUSTODY AGREEMENT

1.	ProShares Short S&P500
2.	ProShares Short QQQ
3.	ProShares Short Dow30
4.	ProShares Short MidCap400

5.	ProShares UltraShort S&P500
6.	ProShares UltraShort QQQ
7.	ProShares UltraShort Dow30
8.	ProShares UltraShort MidCap400

9.	ProShares Ultra S&P500
10.	ProShares Ultra QQQ
11.	ProShares Ultra Dow30
12.	ProShares Ultra MidCap400

13.	ProShares Ultra SmallCap600
14.	ProShares Ultra Russell2000

15.	ProShares Short SmallCap600
16.	ProShares Short Russell2000
17.	ProShares UltraShort SmallCap600
18.	ProShares UltraShort Russell2000

19.	ProShares Ultra Basic Materials
20.	ProShares Ultra Consumer Goods
21.	ProShares Ultra Consumer Services
22.	ProShares Ultra Financials
23.	ProShares Ultra Health Care
24.	ProShares Ultra Industrials
25.	ProShares Ultra Oil & Gas

26.	ProShares Ultra Real Estate
27.	ProShares Ultra Semiconductors
28.	ProShares Ultra Technology
29.	ProShares Ultra Utilities

30.	ProShares UltraShort Basic Materials
31.	ProShares UltraShort Consumer Goods
32.	ProShares UltraShort Consumer Services
33.	ProShares UltraShort Financials
34.	ProShares UltraShort Health Care
35.	ProShares UltraShort Industrials
36.	ProShares UltraShort Oil & Gas
37.	ProShares UltraShort Real Estate
38.	ProShares UltraShort Semiconductors
39.	ProShares UltraShort Technology
40.	ProShares UltraShort Utilities

41.	ProShares Ultra Russell1000 Value
42.	ProShares Ultra Russell1000 Growth
43.	ProShares Ultra Russell MidCap Value
44.	ProShares Ultra Russell MidCap Growth
45.	ProShares Ultra Russell2000 Value
46.	ProShares Ultra Russell2000 Growth
47.	ProShares UltraShort Russell1000 Value
48.	ProShares UltraShort Russell1000 Growth
49.	ProShares UltraShort Russell MidCap Value
50.	ProShares UltraShort Russell MidCap Growth
51.	ProShares UltraShort Russell2000 Value
52.	ProShares UltraShort Russell2000 Growth

53.	ProShares Short MSCI Emerging Markets
54.	ProShares Short MSCI EAFE
55.	ProShares UltraShort MSCI Emerging Markets
56.	ProShares UltraShort MSCI Japan
57.	ProShares UltraShort MSCI EAFE
58.	ProShares UltraShort FTSE China 25

59.	ProShares UltraShort 7-10 Year Treasury
60.	ProShares UltraShort 20+ Year Treasury

61.	ProShares Ultra FTSE China 25
62.	ProShares Ultra MSCI Japan

63.	ProShares Ultra Telecommunications
64.	ProShares UltraShort Telecommunications

65.	ProShares Short Financials
66.	ProShares Short Oil & Gas

67.	ProShares Ultra MSCI EAFE
68.	ProShares Ultra MSCI Emerging Markets

69.	ProShares Ultra Russell3000

70.	ProShares UltraShort MSCI Europe
71.	ProShares UltraShort MSCI Pacific ex-Japan
72.	ProShares UltraShort MSCI Brazil

73.	ProShares UltraShort MSCI Mexico Investable Market
74.	ProShares UltraShort Russell3000

75.	ProShares Credit Suisse 130/30

76.	ProShares UltraPro S&P500
77.	ProShares UltraPro Short S&P500

78.	ProShares Short 20+ Year Treasury

79.	ProShares Ultra 7-10 Year Treasury
80.	ProShares Ultra 20+ Year Treasury

81.	ProShares UltraPro Dow30
82.	ProShares UltraPro MidCap400
83.	ProShares UltraPro Russell2000
84.	ProShares UltraPro QQQ
85.	ProShares UltraPro Short Dow30
86.	ProShares UltraPro Short MidCap400
87.	ProShares UltraPro Short Russell2000
88.	ProShares UltraPro Short QQQ

89.	ProShares Short Basic Materials
90.	ProShares Short Real Estate
91.	ProShares Short FTSE China 25
92.	ProShares Ultra Nasdaq Biotechnology
93.	ProShares UltraShort Nasdaq Biotechnology

94.	ProShares Ultra KBW Regional Banking
95.	ProShares Short KBW Regional Banking

96.	ProShares Ultra MSCI Europe
97.	ProShares Ultra MSCI Pacific ex-Japan
98.	ProShares Ultra MSCI Brazil
99.	ProShares Ultra MSCI Mexico Investable Market

100.	ProShares RAFI Long/Short

101.	ProShares Hedge Replication ETF
102.	ProShares UltraShort TIPS

103.	ProShares Short High Yield
104.	ProShares Short Investment Grade Corporate
105.	ProShares Ultra Short 3-7 Year Treasury
106.	ProShares Short 7-10 Year Treasury

107.	ProShares Ultra High Yield
108.	ProShares Ultra Investment Grade Corporate

109.	ProShares German Sovereign / Sub-Sovereign ETF
110.	ProShares UltraPro 10 Year TIPS/TSY Spread
111.	ProShares UltraPro Short 10 Year TIPS/TSY Spread
112.	ProShares 30 Year TIPS/TSY Spread
113.	ProShares Short 30 Year TIPS/TSY Spread

EXECUTION COPY

SCHEDULE A

PROSHARES TRUST

FEE SCHEDULE

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

from

JPMORGAN CHASE BANK, N.A.

A.	Global Custody Core Service Fees

US Tiered Safekeeping Fee
From	To	Annual Fee Basis Points
	$10,000,000,000	1.00
$10,000,000,001	$25,000,000,000	0.70
$25,000,000,001		0.50

Other Transactions	Fee
Transactions – DTC non-Russell index funds	4.00
Transactions – DTC Russell index funds	3.50
Transactions – Fed Book Entry	5.00
Transactions – Physical/Private Placement	12.00
Futures/ Options	12.00
Wires	8.00
In-Kind Transactions non-Russell index funds	4.00
In-Kind Transactions Russell index funds	3.50
Manual Instruction Surcharge	25.00

JPMorgan will waive 0.1 bps of the annual U.S. Tiered Safekeeping Fee for twelve months beginning with an effective date of June 1st 2011

B.	Out-of-Pocket Fees (Custody Only)

The Trust shall reimburse JPMorgan for all reasonable out-of-pocket expenses incurred on its behalf.

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

C.	Global Fee Schedule

Global Custody Core Service Fees

Asset charges (per annum) and Transaction charges (per security movement). These global custody fees are all the fees contemplated in Section 4.1 of the Global Custody Rider to this agreement.

Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)
Argentina	20.00	45.00
Australia	2.00	20.00
Austria	2.50	35.00
Belgium	2.50	25.00
Brazil	12.00	45.00
Chile	20.00	45.00
China	20.00	45.00
Colombia	25.00	75.00
Czech Republic	17.00	45.00
Denmark	2.00	25.00
Egypt	25.00	50.00
Finland	2.00	25.00
France	1.75	20.00
Germany	1.00	15.00
Greece	8.00	25.00
Hong Kong	3.00	35.00
Hungary	17.00	45.00
India	10.00	45.00
Indonesia	8.00	35.00
Ireland	2.00	35.00
Israel	15.00	45.00
Italy	2.00	20.00
Japan	1.25	20.00

Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)
Jordan	35.00	75.00
Korea	10.00	35.00
Malaysia	8.00	35.00
Mexico	8.00	25.00
Morocco	35.00	75.00
Netherlands	2.00	20.00
New Zealand	3.00	35.00
Norway	2.00	35.00
Pakistan	35.00	75.00
Peru	25.00	75.00
Philippines	8.00	35.00
Poland	17.00	45.00
Portugal	4.00	35.00
Russia	17.00	45.00
Singapore	4.00	35.00
South Africa	8.00	35.00
Spain	2.50	35.00
Sweden	2.00	25.00
Switzerland	2.00	20.00
Taiwan	15.00	45.00
Thailand	8.00	35.00
Turkey	10.00	35.00
United Kingdom	1.00	15.00

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

D.	Agency Services

JPMorgan shall be entitled to receive transaction fees from Authorized Participants (APs) according to the following schedule.

JPMorgan is entitled to transaction fees even if the fee is not delivered or required to be delivered from the Authorized Participant. If the transaction fee is not delivered by the Authorized Participant than the fee will be paid to JPMorgan by the relevant fund.

For all “Ultra” funds where a cash Creation Unit transaction occurs; JPM will reimburse the funds for any transaction fee collected from APs above $500.

Transaction fee schedule charged to create or redeem Creation Units regardless of number of units redeemed or created for an order:

FUNDS	FEE	Fund Style
ProShares Ultra S&P500®	$2,500	Ultra

ProShares Short S&P500®	$500	Short

ProShares UltraShort S&P500®	$500	Short

ProShares Ultra QQQ®	$500	Ultra

ProShares Short QQQ®	$500	Short

ProShares UltraShort QQQ®	$500	Short

ProShares Ultra Dow30SM	$500	Ultra

ProShares Short Dow30SM	$500	Short

ProShares UltraShort Dow30SM	$500	Short

ProShares Ultra MidCap400	$2,000	Ultra

ProShares Short MidCap400	$500	Short

ProShares UltraShort MidCap400	$500	Short

ProShares Ultra Russell2000	$3,500	Ultra

ProShares Short Russell2000	$500	Short

ProShares UltraShort Russell2000	$500	Short

ProShares Ultra SmallCap600	$3,000	Ultra

ProShares Short SmallCap600	$500	Short

ProShares UltraShort SmallCap600	$500	Short

ProShares Ultra Russell1000 Value	$3,055	Ultra

ProShares Short Russell1000 Value	$500	Short

ProShares UltraShort Russell1000 Value	$500	Short

ProShares Ultra Russell1000 Growth	$3,415	Ultra

ProShares Short Russell1000 Growth	$500	Short

ProShares UltraShort Russell1000 Growth	$500	Short

ProShares Ultra Russell MidCap Value	$2,405	Ultra

ProShares Short Russell MidCap Value	$500	Short

ProShares UltraShort Russell MidCap Value	$500	Short

ProShares Ultra Russell MidCap Growth	$2,695	Ultra

ProShares Short Russell MidCap Growth	$500	Short

ProShares UltraShort Russell MidCap Growth	$500	Short

ProShares Ultra Russell2000 Value	$3,500	Ultra

ProShares Short Russell2000 Value	$500	Short

ProShares UltraShort Russell2000 Value	$500	Short

ProShares Ultra Russell2000 Growth	$3,500	Ultra

ProShares Short Russell2000 Growth	$500	Short

ProShares UltraShort Russell2000 Growth	$500	Short

ProShares Ultra Basic Materials	$500	Ultra

ProShares Short Basic Materials	$500	Short

ProShares UltraShort Basic Materials	$500	Short

ProShares Ultra Consumer Goods	$755	Ultra

ProShares Short Consumer Goods	$500	Short

ProShares UltraShort Consumer Goods	$500	Short

ProShares Ultra Consumer Services	$1,265	Ultra

ProShares Short Consumer Services	$500	Short

ProShares UltraShort Consumer Services	$500	Short

ProShares Ultra Financials	$625	Ultra

ProShares Short Financials	$250	Short

ProShares UltraShort Financials	$500	Short

ProShares Ultra Health Care	$800	Ultra

ProShares Short Health Care	$500	Short

ProShares UltraShort Health Care	$500	Short

ProShares Ultra Industrials	$1,355	Ultra

ProShares Short Industrials	$500	Short

ProShares UltraShort Industrials	$500	Short

ProShares Ultra Oil & Gas	$250	Ultra

ProShares Short Oil & Gas	$500	Short

ProShares UltraShort Oil & Gas	$250	Short

ProShares Ultra Real Estate	$250	Ultra

ProShares Short Real Estate	$500	Short

ProShares UltraShort Real Estate	$250	Short

ProShares Ultra Semiconductors	$250	Ultra

ProShares Short Semiconductors	$500	Short

ProShares UltraShort Semiconductors	$250	Short

ProShares Ultra Technology	$500	Ultra

ProShares Short Technology	$500	Short

ProShares UltraShort Technology	$250	Short

ProShares Ultra Utilities	$500	Ultra

ProShares Short Utilities	$500	Short

ProShares UltraShort Utilities	$500	Ultra

ProShares Short MSCI Emerging Markets	$500	Short

ProShares Short MSCI EAFE	$500	Short

ProShares UltraShort MSCI Emerging Markets	$250	Short

ProShares UltraShort MSCI Japan	$500	Short

ProShares UltraShort MSCI EAFE	$250	Short

ProShares UltraShort FTSE China 25	$250	Short

ProShares UltraShort 7-10 Year Treasury	$500	Short

ProShares UltraShort 20+ Year Treasury	$500	Short

ProShares Ultra FTSE China 25	$250*	Ultra

ProShares Ultra FTSE China 25	$875***	Ultra

ProShares Ultra MSCI Japan	$500*	Ultra

ProShares Ultra MSCI Japan	$5,000***	Ultra

ProShares Ultra Telecommunications	$500	Ultra

ProShares UltraShort Telecommunications	$500	Short

ProShares Ultra MSCI EAFE	$500*	Ultra

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depositary Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depositary Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, the express written approval of the Bank is required.

ProShares Ultra MSCI EAFE	$1,250***	Ultra

ProShares Ultra MSCI Emerging Markets	$500*	Ultra

ProShares Ultra MSCI Emerging Markets	$1,250***	Ultra

ProShares UltraShort MSCI Europe	$500	Short

ProShares UltraShort MSCI Pacific ex-Japan	$500	Short

ProShares UltraShort MSCI Brazil	$250	Short

ProShares UltraShort MSCI Mexico Investable Market	$250	Short

ProShares Ultra Russell3000	$3,500	Ultra

ProShares UltraShort Russell3000	$500	Short

ProShares Credit Suisse 130/30	$500	Alpha

ProShares UltraPro S&P500®	$1,250	Ultra

ProShares UltraPro Short S&P500®	$250	Short

ProShares Short 7-10 Year Treasury	$250	Short

ProShares Short 20+ Year Treasury	$250	Short

ProShares Ultra 7-10 Year Treasury	$250	Ultra

ProShares Ultra 20+ Year Treasury	$250	Ultra

ProShares UltraPro Dow30	$325	Ultra

ProShares UltraPro MidCap400	$1,250	Ultra

ProShares UltraPro Russell2000	$1750	Ultra

ProShares UltraPro QQQ	$500	Ultra

ProShares UltraPro Short Dow30	$250	Short

ProShares UltraPro Short MidCap400	$250	Short

ProShares UltraPro Short Russell2000	$250	Short

ProShares UltraPro Short QQQ	$250	Short

ProShares Short Basic Materials	$500	Short

ProShares Short Real Estate	$500	Short

ProShares Short FTSE China 25	$500	Short

ProShares Ultra Nasdaq Biotechnology	$625	Ultra

ProShares UltraShort Nasdaq Biotechnology	$500	Short

ProShares Ultra KBW Regional Banking	$500	Ultra

ProShares Short KBW Regional Banking	$500	Short

ProShares Ultra MSCI Europe	$500**	Ultra

ProShares Ultra MSCI Pacific ex-Japan	$500**	Ultra

ProShares Ultra MSCI Brazil	$250**	Ultra

ProShares Ultra MSCI Mexico Investable Market	$250**	Ultra

ProShares RAFI Long/Short	$500	Alpha

ProShares Hedge Replication ETF	$500*	Alpha

ProShares Ultra TIPS	$250	Ultra

ProShares UltraShort TIPS	$250	Short

ProShares Short High Yield	$250	Short

ProShares Short Investment Grade Corporate	$250	Short

ProShares UltraShort 3-7 Year Treasury	$250	Short

ProShares Short 7-10 Year Treasury	$250	Short

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depositary Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depositary Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, the express written approval of the Bank is required.

ProShares Ultra High Yield	$250	Ultra

ProShares Ultra Investment Grade Corporate	$250	Ultra

ProShares German Sovereign / Sub-Sovereign ETF	$500	Specialty

ProShares UltraPro 10 Year TIPS/TSY Spread	$250	Specialty

ProShares UltraPro Short 10 Year TIPS/TSY Spread	$250	Specialty

ProShares 30 Year TIPS/TSY Spread	$250	Specialty

ProShares Short 30 Year TIPS/TSY Spread	$250	Specialty

Additional Transaction Fees.

An additional charge of up to three (3) times the normal creation redemption fee (for a total charge of up to four (4) times the normal creation redemption fee) will be collected with respect to transactions effected by Authorized Participants outside the Clearing Process.

Fee Proposal Acknowledgement

The foregoing fee proposal covers custody, settlement and certain associated services to be performed by JPMorgan Chase Bank, N.A. (“J.P. Morgan”) and/or certain subsidiaries and/or affiliates for ProShares. The signature below indicates that I, as a duly authorized representative of ProShares, have reviewed and accept this fee proposal, which will take effect upon the start of provision of the services described herein by J.P. Morgan for ProShares. This fee proposal will be attached as a schedule to, and will be incorporated into, the custody or trust agreement(s) in effect between ProShares and J.P. Morgan.

This fee schedule shall be in effect for three years from the effective date of 06/01/2011, subject to earlier termination in accordance with Section 9 of the Agreement.

Accepted by:

ProShares Trust	JPMorgan Chase Bank, N.A.

/s/ Louis M. Mayberg	/s/ Ellen E. Crane
Signature	Signature

Louis M. Mayberg	Ellen E. Crane
Name	Name

President	Executive Director
Title	Title

1/3/2012	1/3/2012
Date	Date